UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 25, 2018

GCI LIBERTY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38385	92-0072737
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (720) 875-5900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders

At GCI Liberty, Inc.’s (the “Company”) annual meeting of stockholders held on June 25, 2018 (the “Annual Meeting”), the following proposals were considered and acted upon by the stockholders of the Company: (1) a proposal to elect John C. Malone, Gregory B. Maffei, Ronald A. Duncan, Gregg L. Engles, Donne F. Fisher, Richard R. Green and Sue Ann Hamilton to serve as members of the Company’s board of directors in the classes indicated in the definitive proxy statement relating to the Annual Meeting under the heading “Proposal 1—The Election of Directors Proposal,” until their respective successors are elected and qualified, for the applicable terms prescribed in the Company’s restated certificate of incorporation or their earlier resignation or removal; (2) a proposal to ratify the selection of KPMG LLP as the Company’s independent auditors for the fiscal year ending December 31, 2018 (the “auditors ratification proposal”); and (3) a proposal to adopt the GCI Liberty, Inc. 2018 Omnibus Incentive Plan (the “incentive plan proposal”). The number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal are set forth below.

1. Election of the following Nominees to the Company’s Board of Directors

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
John C. Malone	112,106,770.54	13,698,783.06	12,048,291.33
Gregory B. Maffei	121,859,426.53	3,945,418.06	12,048,291.33
Ronald A. Duncan	122,798,858.98	3,006,694.62	12,048,291.33
Gregg L. Engles	124,841,861.64	963,691.96	12,048,291.33
Donne F. Fisher	124,968,148.06	837,405.53	12,048,291.33
Richard R. Green	124,584,274.61	1,221,278.99	12,048,291.33
Sue Ann Hamilton	124,854,461.49	951,092.11	12,048,291.33

Accordingly, the foregoing nominees were elected to the Company’s board of directors.

2. The Auditors Ratification Proposal

Votes For	Votes Against	Abstentions	Broker Non-Votes
137,631,444.99	179,249.34	43,150.60	—

Accordingly, the auditors ratification proposal was approved.

3. The Incentive Plan Proposal

Votes For	Votes Against	Abstentions	Broker Non-Votes
82,707,419.36	42,928,481.68	169,652.56	12,048,291.33

Accordingly, the incentive plan proposal was approved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 29, 2018

GCI LIBERTY, INC.

By:	/s/ Katherine C. Jewell
Name: Katherine C. Jewell
Title: Assistant Vice President and Secretary